The Advisors’ Inner Circle Fund III

Redwheel Global Emerging Equity Fund

(the “Fund”)

Supplement Dated March 19, 2026 to the Fund’s

Summary Prospectus and Prospectus,

each dated January 28, 2026

This supplement provides new and additional information beyond that contained in the Summary Prospectus and Prospectus, and should be read in conjunction with the Summary Prospectus and Prospectus.

I.	Effective immediately, the advisory fee for the Fund is reduced as follows:

Current Advisory Fee	New Advisory Fee
0.90%	0.75%

Accordingly, effective immediately, the Summary Prospectus and Prospectus are hereby amended and supplemented as follows:

1.	In the “Fund Fees and Expenses” section of the Summary Prospectus and the Prospectus, the “Annual Fund Operating Expenses” table and the “Example” are hereby deleted and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares		Class I Shares		Institutional Class Shares
Management Fees[1]		0.75%		0.75%		0.75%
Distribution and Service (12b-1) Fees		0.25%		None		None
Other Expenses		0.49%		0.49%		0.34%
Shareholder Servicing Fee	0.15%		0.15%		None
Previously Waived Fees and/or Reimbursed Expenses Recovered[2]	0.03%		0.03%		0.03%
Other Operating Expenses	0.31%		0.31%		0.31%
Total Annual Fund Operating Expenses		1.49%		1.24%		1.09%

[1]	Management fees have been restated to reflect current fees.
[2]	Until January 29, 2024, RWC Asset Advisors (US) LLC (“RWC US”), the investment adviser to the Fund, had contractually agreed to waive its fees and/or reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding certain excluded expenses) from exceeding 1.25% of the average daily net assets of each of the Fund’s share classes. This agreement was terminated by RWC US effective as of January 29, 2024. Pursuant to the terms of the agreement, RWC US has the ability to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment subject to certain terms and conditions. The amounts above reflect previously waived fees and/or reimbursed expensed recovered by RWC US from the Fund during the fiscal year ended September 30, 2025.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$152	$471	$806	$1,754
Class I Shares	$126	$393	$674	$1,454
Institutional Class Shares	$111	$347	$594	$1,303

2.	In the “Investment Advisers” section of the Prospectus, the third paragraph under the “Global Emerging Equity Fund” heading is hereby deleted and replaced with the following:

For its services to the Global Emerging Equity Fund, RWC US is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the Fund.

II.	The minimum initial investment amount for Institutional Shares of the Fund has been reduced from $10,000,000 to $1,000,000. Accordingly, effective immediately, the Summary Prospectus and Prospectus are hereby amended and supplemented as followed:

1.	In the “Purchase, Sale and Exchange of Fund Shares” section of the Summary Prospectus and the Prospectus, the first sentence of the second paragraph is hereby deleted and replaced with the following:

To purchase shares of the Global Emerging Equity Fund for the first time, you must invest at least $2,500 for Class N Shares, $250,000 for Class I Shares, or $1,000,000 for Institutional Class Shares.

2.	In the “Purchasing, Selling and Exchanging Fund Shares” section of the Prospectus, the row relating to Institutional Class Shares in the table under “How to Choose a Share Class” is hereby deleted and replaced with the following:

Class Name	Investment Minimums	Fees
Institutional Class Shares	Initial - $1,000,000 Subsequent – None	No Rule 12b-1 Fee or Shareholder Servicing Fee

3.	In the “How to Purchase Fund Shares” section of the Prospectus, the first sentence of the first paragraph under the “Minimum Purchases” heading is hereby deleted and replaced with the following:

To purchase shares of the Global Emerging Equity Fund for the first time, you must invest at least $2,500 for Class N Shares, $250,000 for Class I Shares, or $1,000,000 for Institutional Class Shares.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

 RWC-SK-009-0100

The Advisors’ Inner Circle Fund III

Redwheel Global Emerging Equity Fund

(the “Fund”)

Supplement Dated March 19, 2026 to the Fund’s

Statement of Additional Information (the “SAI”),

dated January 28, 2026

This supplement provides new and additional information beyond that contained in the SAI, and should be read in conjunction with the SAI.

Effective immediately, the advisory fee for the Fund is reduced as follows:

Current Advisory Fee	New Advisory Fee
0.90%	0.75%

Accordingly, effective immediately, the SAI is hereby amended and supplemented as follows:

1.	In “The Advisers” section, the row in the advisory fee table regarding the Fund is hereby deleted and replaced with the following:

Global Emerging Equity Fund	0.75%*

*	Prior to March 19, 2026, the advisory fee for the Global Emerging Equity Fund was 0.90%.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

RWC-SK-010-0100